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                                                                    EXHIBIT 23.3
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement our reports dated July 10, 1996, on the Financial Statements of The Hawaii Stations and on the Financial Statements of WGRZ included in Amendment No. 2 of Argyle Televisions, Inc.'s Form S-1 Registration Statement dated October 17, 1995 and to all references to our Firm included in this Registration Statement.


                                    ARTHUR ANDERSEN LLP


Washington, D.C.
December 30, 1996